            As filed with the Securities and Exchange Commission on May 19, 2000
                                                      Registration No. _________
================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                             COLUMBIA CAPITAL CORP.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

           Delaware                                             11-3210792
--------------------------------------------------------------------------------
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                              Identification No.)

                   1157 North 5th Street, Abilene, Texas 79601
--------------------------------------------------------------------------------
       (Address of Principal Executive Offices)           (Zip Code)


                  Columbia Capital Corp. 1998 Stock Option Plan
                  ---------------------------------------------
                            (Full title of the plan)

                                Kenneth A. Klotz
                      Chief Executive Officer and President
                              1157 North 5th Street
                              Abilene, Texas 79601
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

                                 (915) 674-3110
--------------------------------------------------------------------------------
          (Telephone number, including area code, of agent for service)

                                  With copy to:

                              Fred A. Summer, Esq.
                        Squire, Sanders & Dempsey L.L.P.
                              41 South High Street
                              Columbus, Ohio 43215

                                        CALCULATION OF REGISTRATION FEE
================================================================================================================
                                                  Proposed Maximum        Proposed Maximum
Title of Securities              Amount to be     Offering Price per      Aggregate Offering    Amount of
to be Registered                 Registered       Share (1)               Price (1)             Registration Fee
================================================================================================================
Common Stock, par value $.001    1,250,000        $.62                    $775,000.00            $204.60
per share
================================================================================================================

(1) Estimated solely for the purpose of calculating the amount of the registration fee. Pursuant to Securities Act Rule 457(h), the proposed maximum offering price per unit is the highest price at which options may be exercised.
================================================================================

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

        The documents containing the information specified in Part I of Form S-8 (plan information and registrant information and employee plan annual information) will be sent or given to employees as specified by Rule 428(b)(1) of the Securities Act of 1933, as amended (the "Securities Act"). Such documents need not be filed with the Securities and Exchange Commission either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424 of the Securities Act. These documents and the documents incorporated by reference in this Registration Statement pursuant to Item 3 of Form S-8 (Part II hereof), taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Securities Act (the "Section 10(a) Prospectus").


                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 2. REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION.
--------------------------------------------------------------------

        Upon written or oral request, Columbia Capital Corp., a Delaware corporation (the "Registrant"), will provide, without charge, a copy of all documents incorporated by reference in Item 3 of Part II of this Registration Statement, which are incorporated by reference in the Section 10(a) Prospectus, and all other documents required to be delivered to employees pursuant to Rule 428(b) promulgated under the Securities Act. All requests should be made to Columbia Capital Corp., Kenneth A. Klotz, President, 1157 North 5th Street, Abilene, Texas 79601, tel. no. (915) 674-3110.

Item 3. INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.
--------------------------------------------------------

        The Registrant hereby incorporates by reference into this Registration Statement the following documents previously filed with the Securities and Exchange Commission (the "SEC"):

        (a) The Registrant's Annual Report on Form 10-KSB for the year ended December 31, 1999.

        (b) The Registrant's Quarterly Report on Form 10-QSB for the quarter ended March 31, 2000.

        (c) The description of the Registrant's common shares, par value $.001 per share, contained in the Registrant's registration statements filed under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), including any amendment or report filed for the purpose of updating such description.

        All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing such documents.

Item 4. DESCRIPTION OF SECURITIES.
----------------------------------

        Not applicable.


Item 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.
-----------------------------------------------

        Not applicable.


Item 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.
--------------------------------------------------

        The Registrant's Certificate of Incorporation and Bylaws generally provide for the maximum indemnification of a corporation's officers and directors as permitted by law in the State of Delaware. In addition, the Registrant has entered into indemnification agreements ("Indemnification Agreements") with each of its directors. The limitations on the directors' liability provided by the Registrant's Certificate of Incorporation and Bylaws, together with the Indemnification Agreements, reduce significantly the number of instances in which directors might be held liable to the Registrant for monetary damages for breach of their fiduciary duties.

        a. DELAWARE LAW, GENERALLY. Delaware law empowers a corporation to indemnify any person who was or is a party or who is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except in the case of an action by or in the right of the corporation, by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or other enterprise. Depending on the character of the proceeding, a corporation may indemnify against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding if the person indemnified acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceedings, had no reasonable cause to believe his or her conduct was unlawful.

        A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or other enterprise, against expenses, including amounts paid in settlement and attorney's fees actually and reasonably incurred by him or her in connection with the defense or settlement of the action or suit if he or she acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

        b. THE INDEMNIFICATION AGREEMENTS. The Indemnification Agreements provide the Indemnitee with the maximum indemnification allowed under applicable law. Since Delaware statutes are non-exclusive, it is possible that certain claims beyond the scope of the statute may be indemnifiable. The Indemnification Agreements provide a scheme of indemnification which may be broader than that specifically provided by Delaware law. It has not yet been determined, however, to what extent the indemnification expressly permitted by Delaware law may be expanded, and therefore the scope of indemnification provided by the Indemnification Agreements may be subject to future judicial interpretation.


Item 7. EXEMPTION FROM REGISTRATION CLAIMED.
--------------------------------------------

        Not applicable.


Item 8. EXHIBITS.
-----------------

        The following is a complete list of exhibits filed as a part of or incorporated by reference in this Registration Statement.

Exhibit No:                Description of Exhibit
-----------                ----------------------

        4 Description of Securities (filed as of June 18, 1998 as part of Registrant's Amendment No. 1 to Form 10-SB, and incorporated herein by reference)

        5       Opinion of Squire, Sanders & Dempsey L.L.P.

        23.1    Consent of Davis, Kinard & Co., P.C.

        23.2 Consent of Squire, Sanders & Dempsey L.L.P. (contained in the opinion filed as Exhibit 5)

        24      Powers of Attorney

        99.1 Columbia Capital Corporation 1998 Stock Option Plan (incorporated by reference to Exhibit C of Registrant's definitive proxy statement filed on June 16, 1998)

Item 9. UNDERTAKINGS.
---------------------

        (a) The undersigned Registrant hereby undertakes:

                (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                        (i) To include any prospectus required by Section
                10(a)(3) of the Securities Act of 1933;

                        (ii) To reflect in the prospectus any facts or events
                arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

                        (iii) To include any material information with respect
                to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

PROVIDED, HOWEVER, that paragraphs (i) and (ii) do not apply if the Registration Statement is on Form S-8 and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

                (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

        (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Abilene, and the State of Texas, on May 19, 2000.

                                      COLUMBIA CAPITAL CORP.

                                      By: /S/ Kenneth A. Klotz
                                          --------------------
                                          Kenneth A. Klotz
                                          Chief Executive Officer and President


         The undersigned directors and officers of the Registrant do hereby constitute and appoint Kenneth A. Klotz and Charles LaMontagne, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, to execute and file with the Commission under the Securities Act of 1933 a Registration Statement on Form S-8 relating to the registration of 1,250,000 common shares issuable or saleable under the Columbia Capital Corp. 1998 Stock Option Plan (the "Securities"), with any and all amendments, supplements and exhibits thereto, to execute and file any and all other applications or other documents to be filed with the SEC and all documents required to be filed with any state securities regulating board or commission pertaining to such Securities registered pursuant to the Registration Statement on Form S-8, with any and all amendments, supplements and exhibits thereto, each such attorney to have full power to act with or without the others, and to have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary, advisable or appropriate to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


Signature                           Title                                      Date
---------                           -----                                      ----

/S/ Kenneth A. Klotz                Chief Executive Officer, President and     May 19, 2000
--------------------------          Chairman of the Board of Directors
Kenneth A. Klotz                    (Principal Executive Officer)


/S/ Charles LaMontagne              Chief Financial Officer, Executive Vice    May 19, 2000
--------------------------          President (Principal Financial and
Charles LaMontagne                  Accounting Officer)


/S/ Olan Beard                      Executive Vice President, Chief            May 19, 2000
--------------------------          Operating Officer and Director
Olan Beard


/S/ Robert M. Feldman               Director                                   May 19, 2000
--------------------------
Robert M. Feldman


/S/ Donald L. Thone                 Director                                   May 19, 2000
--------------------------
Donald L. Thone


/S/ Jared Davis                     Director                                   May 19, 2000
--------------------------
Jared Davis


/S/ A. David Davis                  Director                                   May 19, 2000
--------------------------
A. David Davis


/S/ Allen Davis                     Director                                   May 19, 2000
--------------------------
Allen Davis


/S/ Roland Koch                     Director                                   May 19, 2000
--------------------------
Roland Koch


/S/ Harvey A. Wagner                Director                                   May 19, 2000
--------------------------
Harvey A. Wagner


                                  EXHIBIT INDEX


EXHIBIT NUMBER            DESCRIPTION                         METHOD OF FILING
--------------            -----------                         ----------------

4              Description of Securities                             **

5              Opinion of Squire, Sanders & Dempsey L.L.P.            *

23.1           Consent of Davis, Kinard & Co., P.C.                   *

23.2           Consent of Squire, Sanders & Dempsey L.L.P.       See Exhibit 5

24             Powers of Attorney                             See Signature Page

99.1           Columbia Capital Corp. 1998 Stock Option Plan         **


*   Filed herewith.
**  Incorporated herein by reference.